UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 18, 2014

ITERIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08762	95-2588496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Carnegie Avenue, Suite 100, Santa Ana, California  92705

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (949) 270-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.                                        Results of Operations and Financial Condition.

On August 20, 2014, Iteris, Inc. (the “Company”) issued a press release announcing its preliminary summary unaudited condensed consolidated financial results for the quarter ended June 30, 2014.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this item, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this item shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 18, 2014, the Company received a letter from the NYSE MKT LLC (the “Exchange”) indicating that the Exchange has determined that the Company is not in compliance with Sections 134 and 1101 of the Exchange’s Company Guide due to the Company’s inability to file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 (the “10-Q”) with the SEC by the requisite deadline.  The Company received a similar letter from the Exchange dated July 17, 2014, determining that the delay in the Company’s filing of its Annual Report on Form 10-K for the fiscal year ended March 31, 2014 (the “10-K”) resulted in the Company’s noncompliance with the same Sections of the Exchange’s Company Guide.

The Company previously submitted a compliance plan to the Exchange detailing the action the Company intends to take to regain compliance with the continued listing standards of the Exchange.  The compliance plan was accepted by the Exchange, and due to the similar nature of the deficiencies in the current letter from the Exchange and the initial letter from the Exchange, the Exchange is not requiring the Company to resubmit another compliance plan; however, if the Company does not (i) file the 10-K with the SEC by October 15, 2014, (ii) file the 10-Q by November 14, 2014 or (iii) make progress consistent with its compliance plan, then the Exchange will initiate delisting proceedings as it deems appropriate.

As previously announced, the Company is continuing to work with its auditors to complete its audit for the fiscal year ended March 31, 2014 and anticipates filing both the 10-K and 10-Q in advance of the October 15 deadline in the compliance plan.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

99.1	Press Release dated August 20, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2014
ITERIS, INC.,
a Delaware corporation

	By:	/S/ ABBAS MOHADDES
Abbas Mohaddes
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 20, 2014